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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 19, 1997
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BA Mortgage Securities, Inc. (as depositor under a Pooling and Servicing
Agreement dated as of August 1, 1997 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1997-1)

                          BA Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                   333-05201                 94-324470
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(State or other jurisdiction     (Commission            (I.R.S. employer
 of incorporation)                file number)           identification no.)

   345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, CA 94104
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(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (415) 622-3676
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         (Former name or former address, if changed since last report)

                        Exhibit Index Located on Page 2

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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

                                                                   Sequentially
                                                                       Numbered
Exhibit                                                                 Exhibit
Number                                                                     Page
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23.1     Consent of Coopers & Lybrand L.L.P.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          BA MORTGAGE SECURITIES, INC.


                                          By:  /s/ David James
                                             ---------------------------
                                             Name: David James
                                             Title: Vice President

Dated: August 19, 1997

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